                                                                    EXHIBIT 1.1

                          The Ackerley Group, Inc.

                                   [ ] Shares*
                                  Common Stock
                                ($.01 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                                      [ ] , 1999

Salomon Smith Barney Inc.
First Union Capital Markets Corp.
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
As Representatives of the several Underwriters,
c/o   Salomon Smith Barney Inc.
      388 Greenwich Street
      New York, New York  10013

Ladies and Gentlemen:

        The Ackerley Group, Inc., a Delaware corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, [ ] shares of Common Stock, $.01 par value ("Common Stock"), of the Company and the persons named in Schedule II hereto (the "Selling Stockholders") propose to sell to the several Underwriters [ ] shares of Common Stock (said shares to be issued and sold by the Company and said shares to be sold by the Selling Stockholders collectively being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to [ ] additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). The Underwritten Securities to be sold by the Company, together with the Option Securities, are hereinafter sometimes called the "Company Securities"; and the Underwritten Securities to be sold by the Selling Stockholders are hereinafter sometimes called the "Stockholder Securities". To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. In addition, to


--------

* Plus an option to purchase from The Ackerley Group, Inc. up to [ ] additional shares to cover over-allotments.

the extent that there is not more than one Selling Stockholder named in Schedule II, the term Selling Stockholder shall mean either the singular or plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, that is deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

        1.      Representations and Warranties.

        (i) The Company and the Selling Stockholders jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

                (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-49711) originally on Form S-1, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company has filed one or more amendments thereto, each including a related preliminary prospectus, and which amendments, among other things, amended such registration statement on Form S-1 to a registration statement on Form S-3, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any amendment or supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Selling Stockholders make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered, with full power and authority as a corporation to own and lease and to operate its properties and to conduct its business as described in the Prospectus (exclusive of any amendments or supplements thereto), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the nature of its properties or the conduct of its business requires such qualification, except in any case in which the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                (d) All of the Company's subsidiaries are corporations and a true, complete and correct list of all of the Company's subsidiaries and Material Subsidiaries (as defined below), together with their respective jurisdictions of incorporation or organization, as the case may be, is set forth on Exhibit C hereto. Assuming that the sale by the Company of substantially all of the assets of Ackerley Airport Advertising, Inc. and the acquisition by the Company of substantially all of the assets of WOKR (TV) (as such term is defined in Section 17 of this Agreement) had occurred (in the case of revenue and net income data) on the first day of the periods referred to below in this sentence and that the acquisition of substantially all of the assets of WOKR (TV) had occurred as of March 31, 1999 (in the case of balance sheet data), the Company and the Material Subsidiaries would represent, on a pro forma consolidated basis in accordance with generally accepted accounting principles (but excluding in such consolidation any subsidiary of a Material Subsidiary unless such subsidiary is itself a Material Subsidiary), not less than 90.0% of each of the total revenues and net income of the Company and its subsidiaries determined on a pro forma consolidated basis in accordance with generally accepted accounting principles for the year ended December 31, 1998 and not less than 90.0% of the total assets, revenues and net income of the Company and its subsidiaries determined on a pro forma consolidated basis in accordance with generally accepted accounting principles as of and for the three-month period ended March 31, 1999. All the outstanding shares of capital stock of each such subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and are owned by the Company, either directly or through wholly owned subsidiaries and, except as set forth in the Prospectus, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances. As used herein, the term "Material Subsidiaries" means those subsidiaries of the Company which are designated as "Material Subsidiaries" on Exhibit C hereto.

                (e) The Company's authorized, issued and outstanding capitalization is as set forth in the Prospectus (except for shares of Common Stock and shares of the Company's Class B Common Stock, $.01 par value (the "Class B Common Stock") issued pursuant to employee and director stock option plans or stock purchase agreements referred to in the Prospectus, exclusive of any amendments or supplements thereto); the capital stock of the Company conforms to the description thereof contained in the Prospectus; all of the outstanding shares of Common Stock (including, without limitation, the Stockholder Securities) and all of the outstanding shares of the Company's Class B Common Stock, have been duly and validly authorized and issued and are fully paid and nonassessable and were not issued in violation of any preemptive or other similar rights (whether provided contractually or pursuant to any Organizational Document (as defined below) or arising by operation of law or otherwise); the Company Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other similar rights (whether provided contractually or pursuant to any Organizational Document or arising by operation of law or otherwise) to subscribe for the Securities or any other capital stock of the Company; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                (f) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors - Restrictions on Ownership and Transfer of Common Stock," "Risk Factors - Leverage; Restrictions Under Debt Instruments; Covenant Compliance," "Risk Factors--Outdoor Media," "Risk Factors--Television and Radio Broadcasting," "Risk Factors--Sports & Entertainment," "Risk Factors - Legal Proceedings," "Risk Factors - Shares Eligible for Future Sale," "Business - Sports & Entertainment," "Business--Regulation," "Business--Restrictions on Our Operations," "Business--Legal Proceedings" and "Description of Capital Stock" and in the Company's Form 10-K for the year ended December 31, 1998 (the "1998 Form 10K") under the headings "Business--Out-of-Home Media--Outdoor Advertising--Regulation," "Business--Television and Radio Broadcasting Regulation," "Business--Television Broadcasting--Programming" and "Business--Television Broadcasting--Acquisitions and Time Brokerage Agreements" and "Legal Proceedings," (except, in the case of any such information set forth in the 1998 Form 10-K, to the extent that such information has been superseded by information in the Prospectus (excluding the documents incorporated by reference therein)) fairly summarize the matters therein described in all material respects.

                (g) This Agreement has been duly authorized, executed and delivered by the Company and the Selling Stockholders and constitutes a valid and binding obligation of the Company and the Selling Stockholders enforceable in accordance with its terms.

                (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds from the sale of the Securities as described in the Prospectus under the heading "Use of Proceeds", will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                (i) No consent, approval, resolution, authorization or order of, or filing or registration with, any court or governmental agency or body or any NBA Person is required in connection with the consummation of the transactions contemplated herein by the Company or the Selling Stockholders or in connection with the purchase, public offering or sale of the Securities by the Underwriters, except (i) such as have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus and (iii) the NBA Approval (as defined below); the only such consent, approval, resolution, authorization or order of, or filing or registration with, any NBA Person that is so required are the resolutions of the NBA and the other NBA Entities approving the offering contemplated hereby (the "NBA Approval") (which resolutions have been duly adopted by the NBA and the NBA Entities and a true, complete and correct copy of which has been delivered to the Representatives); and the only instrument, agreement or other document that the Company or the Selling Stockholders or any of their respective subsidiaries or affiliates is required to execute or deliver to any NBA Person in connection with the transactions contemplated hereby is an Agreement and Undertaking (the "Indemnity Agreement") by the Company, SSI, Inc., the Selling Stockholders and [ ] ; the Indemnity Agreement has been duly authorized, executed and delivered by the Company, SSI, Inc., the Selling Stockholders and [ ] and is satisfactory to the Commissioner of the NBA, the appropriate officers of the NBA Entities and counsel to each of the NBA Entities and a true, correct and complete copy of the Indemnity Agreement has been delivered to the Representatives; and there are no conditions to the NBA Approval other than execution and delivery of the Indemnity Agreement, which condition has been satisfied.

                (j) Neither the execution, delivery or performance by the Company or the Selling Stockholders of this Agreement nor the issue and sale by the Company of the Securities to be issued and sold by it hereunder, nor the sale by the Selling Stockholders of the Securities to be sold by them hereunder, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof will conflict with, or constitute or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or the charter or by-laws or other organizational documents of any of its subsidiaries (the documents referred to in this clause (i) are herein called, collectively, "Organizational Documents"), (ii) the terms of any Subject Document (as defined below) or of any other indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, (iii) the terms of any license or franchise (including the NBA franchise or any broadcasting license) granted to or held by the Company or any of its subsidiaries or the terms of any broadcasting or similar license granted to or held by a third party with respect to a television or radio station operated but not owned by the Company or any of its subsidiaries, (iv) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties or (v) any provision of the constitution or by-laws of the NBA or any rule or regulation of the NBA or any other NBA Person. As used herein, "Subject Documents" means the Bank Credit Agreement, the Indenture, and the Guarantees (as such terms are defined below) and the other instruments, agreements and documents listed as Exhibits 10.1, 10.2, 10.3 and 10.8 through 10.17, inclusive to the 1998 Form 10-K, in each case including all amendments and supplements to such instruments, agreements and other documents; and "Subject Document" means any of the Subject Documents.

                (k) There are no persons with registration or other similar rights to have any securities registered by the Company under the Act and there are no persons who have rights to the registration of such securities under the Registration Statement or to include any such securities in the offering made by the Prospectus.

                (l) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries and of WOKR
        (TV) included in and incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries and of WOKR (TV), respectively, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the Exchange Act and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The financial data set forth under the captions "Prospectus Summary--Summary Financial Data" and "Selected Consolidated Financial Data" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The unaudited pro forma financial statements included and incorporated by reference in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included and incorporated by reference in the Prospectus and the Registration Statement. The unaudited pro forma financial statements included and incorporated by reference in the Prospectus and the Registration Statement comply as to form with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                (m) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that, individually or in the aggregate, (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) except as disclosed in the Prospectus (exclusive of any amendments or supplements thereto), could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                (n) Except as disclosed in the Prospectus (exclusive of any amendments or supplements thereto), each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except in any case in which the failure to own or lease such properties would not, either individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                (o) Neither the Company nor any subsidiary of the Company is in violation or default of (i) any provision of its Organizational Documents, (ii) the terms of any Subject Document, (iii) terms of any other indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, (iv) the terms of any license or franchise (including the NBA franchise or any broadcasting license) granted to or held by the Company or any of its subsidiaries or the terms of any broadcasting license granted to or held by a third party with respect to a television or radio station operated but not owned by the Company or any of its subsidiaries, or (v) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any such subsidiary or any of its properties, as applicable, except in the case of clauses (iii), (iv) and
        (v) of this paragraph, for such violations or defaults which either individually or in the aggregate, with all other violations or defaults would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole. Without limitation to the foregoing, each of the Company and its subsidiaries is in compliance in all material respects with all applicable statutes, rules, regulations and orders of and licenses granted by the Federal Communications Commission (the "FCC"), and the issuance of the Securities by the Company and the sale by the Company and the Selling Stockholders of the Securities pursuant to this

        Agreement do not and will not constitute the transfer, assignment or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any license granted the FCC or the transfer of control of the Company or any of its subsidiaries within the meaning of Section 310(d) of the Communications Act of 1934, as amended, and do not and will not otherwise contravene or violate any law, rule or regulation applicable to the Company or any of its subsidiaries with respect to telecommunications or broadcasting.

                (p) Ernst & Young LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and of WOKR
        (TV) and delivered their reports with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent auditors with respect to the Company and WOKR (TV) within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder.

                (q) Other than any New York State stock transfer taxes applicable to the sale of the Stockholder Securities, there are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company of the Company Securities or the sale by the Company or the Selling Stockholders of the Securities.

                (r) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole), and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessments, fines or penalties that are currently being contested in good faith or as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                (s) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any amendments or supplements thereto).

                (t) The Company and each of the subsidiaries maintain insurance of the types and in the amounts that are reasonable for the business operated by them, including, but not limited to, insurance covering real and personal property owned and leased by the Company and the subsidiaries against theft, damage, destruction, acts of vandalism and liability, all of which insurance is in full force and effect; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                (u) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends or making any advances to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as disclosed in the Prospectus (exclusive of any amendments or supplements thereto) with respect to the pledge of certain assets to secure amounts owing under the Bank Credit Agreement and except for transfer restrictions arising (i) as a result of other liens on assets, which assets are, in the aggregate, not material to the Company and its subsidiaries taken as a whole, (ii) under leases existing on the date of this Agreement or (iii) under applicable law or franchises (such as the NBA franchise) that may require prior approval of any transfer.

                (v) The Company and its subsidiaries possess all licenses, franchises, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities or granted by the NBA or any other NBA Person necessary to conduct their respective businesses in the manner described in the Prospectus (exclusive of any amendments or supplements thereto) and, in the case of television or radio stations operated but not owned by the Company and its subsidiaries, the owners of such stations possess all necessary broadcasting and similar licenses with respect to such stations, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, franchise, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                (w) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (x) Neither the Company nor any of the Selling Stockholders has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. Neither the Company nor any of the Selling Stockholders has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated by this Agreement).

                (y) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendments or supplements thereto). Except as set forth in the Prospectus (exclusive of any amendments or supplements thereto), neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                (z) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                (aa) No person or entity, together with its affiliates, will receive from the Company and/or the Selling Stockholders 10% or more of the net proceeds from the offering of the Securities except the lending banks under the Bank Credit Agreement. No person or entity, together with its affiliates, owns 10% or more of the outstanding shares of Class B Stock, other than Barry A. Ackerley and Gail A. Ackerley or more than 10% of the outstanding shares of Common Stock, other than Barry A. Ackerley, Gail A. Ackerley and the Gabelli Funds, Inc.

                (bb) The Company, through a wholly-owned subsidiary, holds all right, title and interest in and to the NBA franchise for the Seattle Supersonics basketball team.

                (cc) The statistical and market-related data included in the Prospectus are based on or derived from independent sources which the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

                (dd) The financial statements of WOKR (TV) included and incorporated by reference in the Prospectus and the Registration Statement, and the financial information set forth under the columns "Historical WOKR" which appear under the caption "Unaudited Pro Forma Condensed Consolidated Financial Information" in the Prospectus, (i) present fairly in all material respects the financial condition and results of operations of WOKR (TV) as of March 31, 1999 and for the year and three months ended December 31, 1998 and March 31, 1999, respectively, (ii) fairly and accurately reflect all of the assets acquired and all of the liabilities assumed by the Company pursuant to the Acquisition Agreement (as such term is defined in Section 17 of this Agreement) as of the dates specified, (iii) present fairly the financial condition and results of operations of WOKR (TV) as of the dates and for the periods indicated and (iv) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.

        Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a joint and several representation and warranty by the Company and the Selling Stockholders, as to matters covered thereby, to each Underwriter.

        (ii) Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

                (a) Such Selling Stockholder is the record and beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly indorsed such Securities in blank, and, assuming that each Underwriter acquires its interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Securities delivered on the Closing Date to the Depository Trust Company or other securities intermediary, by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) may be asserted against such Underwriter with respect to such Securities.

                (b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                (c) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable), executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (a "Custody Agreement") with First Union National Bank, N.A., as Custodian (the "Custodian"), pursuant to the Custody Agreement, each of Denis M. Curley, Christopher H. Ackerley and Keith W. Ritzmann has been duly appointed as the attorney-in-fact (each, an "Attorney-in-Fact") of such Selling Stockholder; such Custody Agreement constitutes a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, the Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates made by such Selling Stockholder hereunder and under the Custody Agreement are not subject to termination by any acts of such Selling Stockholder or by operation of law, whether by the death or incapacity, if applicable, of such Selling Stockholder or the occurrence of any other event; if any such death or incapacity, if applicable, or any other such event shall occur before the delivery of the Securities to be sold by such Selling Stockholder hereunder, such certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event; and the Custodian is authorized to deliver the Securities to be sold by such Selling Stockholder under this Agreement, to accept payment therefor from the Underwriters and to execute and deliver a receipt for such payment. For purposes of this Agreement, references to its "Custody Agreement", when used with respect to any Selling Stockholder, means the Custody Agreement which has been executed by such Selling Stockholder.

                (d) Such Selling Stockholder (if not a natural person) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization. Such Selling Stockholder has full right, power and authority to execute, deliver and perform its obligations under this Agreement and its Custody Agreement, and to sell, transfer and delivery the Securities to be sold by such Selling Stockholder under this Agreement. Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder nor the fulfillment of the terms hereof by such Selling Stockholder nor the execution, delivery or performance by such Selling Stockholder of its Custody Agreement will conflict with, result in a breach or violation of, or constitute a default under any law or (if applicable) the charter or by-laws, partnership agreement, trust agreement or other organizational documents of such Selling Stockholder or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder. Such Selling Stockholder does not have any direct or indirect subsidiaries.

                (e) All of the representations and warranties made by the other Selling Stockholder in this Section 1(ii) are true, complete and correct.

                (f) Any certificate signed by or on behalf of any Selling Stockholder (including any certificate signed on behalf of a Selling Stockholder by any Attorney-in-Fact) and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a joint and several representation and warranty by the Company and the Selling Stockholders, as to matters covered thereby, to each Underwriter.

        2.      Purchase and Sale.

                (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of $ [ ] per share, the number of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [ ] Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities; provided that the purchase price per share for any Option Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Securities but not payable on the Option Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written, telecopied or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company, and payment therefor to the Company, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

        3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on [ ] , 1999, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company and the Selling Stockholders by wire transfer payable in same-day funds to an account specified by the Company and the Selling Stockholders. The Selling Stockholders agree that payment for the Securities sold by them may be made to the Custodian on their behalf. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

        Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

        If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates, comfort letters and other documents confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof, as well as such other certificates and documents as the Representatives may reasonably request in connection therewith.

        4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

        5.      Agreements.

        (i)     The Company agrees with the several Underwriters that:

                (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information,
        (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and
        (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of

        Securities Dealers, Inc. in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., for a period of 90 days following the date of this Agreement, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or any shares of Class B Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or Class B Stock or publicly announce an intention to effect any such transaction; provided, however, that the Company may issue and sell Common Stock pursuant to any director or employee stock option or stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time and may issue shares of Common Stock to the Underwriters pursuant to this Agreement.

                (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders; and (x) all other costs and expenses incident to the performance by the Company and the Selling Stockholders of their obligations hereunder.

        (ii) Each Selling Stockholder agrees with the several Underwriters that:

                (a) Such Selling Stockholder will not, without the prior written consent of Salomon Smith Barney, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Selling Stockholder or any affiliate of such Selling Stockholder or any person in privity with such Selling Stockholder or any affiliate of such Selling Stockholder) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock, Class B Common Stock or other capital stock of the Company, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, Class B Common Stock or other capital stock of the Company, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved in advance in writing by Salomon Smith Barney and other than shares of Common Stock sold to the Underwriters pursuant to this Agreement.

                (b) Such Selling Stockholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                (c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectus relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Stockholder.

        6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                (b) The Company shall have furnished to the Representatives the opinion of Graham & Dunn PC, counsel for the Company, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i)     each of the Company and the Material
                Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered, with full power and authority as a corporation to own and lease and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and without limitation to the foregoing, the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Washington;

                        (ii) all the outstanding shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable; and all outstanding shares of capital stock of the Material Subsidiaries are owned of record by the Company or by one or more of its wholly owned subsidiaries, free and clear, except as set forth in the Prospectus, of any perfected security interests and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                        (iii) the authorized, issued and outstanding capitalization of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for shares of capital stock issued pursuant to employee or director plans and certain stock purchase agreements referred to in the Prospectus); the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all of the outstanding shares of Common Stock (including the Stockholder Securities) and Class B Stock have been duly authorized and validly issued, are fully paid and nonassessable, and none of such shares was issued in violation of any preemptive or other rights to subscribe for such shares arising under the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or, to the knowledge of such counsel, otherwise; the Company Securities have been duly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, to the knowledge of such counsel no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                        (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and to the knowledge of such counsel there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the information in the Prospectus under the captions "Risk Factors--Leverage; Restrictions Under Debt Instruments; Covenant Compliance," "Risk Factors - Shares Eligible for Future Sale," "Business--Restrictions on Our Operations," and "Description of Capital Stock," to the extent that it constitutes matters of law, summaries of legal matters, summaries of the Company's charter or by-laws or other instruments, agreements or documents, summaries of legal proceedings, or legal conclusions, fairly summarizes the matters therein described in all material respects;

                        (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus, including the documents incorporated or deemed to be incorporated by reference therein (in each case other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel shall additionally state that it has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the date of such opinion included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                        (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                        (vii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds from the sale of Securities as described in the Prospectus under "Use of Proceeds", will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                        (viii) no consent, approval, authorization or order of, or registration or filing with, any court or governmental agency or body is required for the execution, delivery or performance by the Company of this Agreement or for the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Securities hereunder), except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

                        (ix) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities to be sold by the Company hereunder, and the sale of the Securities to be sold hereunder) and the compliance by the Company with the terms hereof do not and will not conflict with, or constitute or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (i) the Organizational Documents of the Company or any of its subsidiaries, (ii) the Bank Credit Agreement, the Indenture or the Guarantees (as such terms are defined below); (iii) the terms of any Subject Document (other than the Bank

                Credit Agreement, the Indenture and the Guarantees, which are covered in clause (ii) of this sentence), (iv) the terms of any other indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject (other than those related to the NBA or to any NBA Person as to which such counsel need express no opinion), (v) the terms of any license or franchise (other than the NBA franchise or any broadcast license, as to which such counsel need express no opinion) known to such counsel granted to or held by the Company or any of its subsidiaries, or (vi) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties except, solely in the case of clauses
                (iii), (iv), (v) and (vi) above, for such violations and defaults as would not, either individually or in the aggregate, with all other violations and defaults referred to in clauses
                (iii), (iv), (v) and (vi) (if any), have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business. As used in this Agreement, the term "Bank Credit Agreement" means, collectively, the Credit Agreement dated January 22, 1999, by and among the Company, First Union National Bank, Fleet Bank, N.A., and the other parties thereto, and all amendments, security agreements, notes, pledge agreements, consents, waiver and other agreements executed by the Company or any of its subsidiaries pursuant thereto; the term "Indenture" means the Indenture dated as of December 14, 1998 among the Company, the Guarantors named therein and the Bank of New York, as Trustee, and all supplements thereto and all securities issued and outstanding thereunder; and the term "Guarantees" means, collectively, all guarantees or similar agreements issued or entered into by any subsidiaries of the Company pursuant to or in connection with the Bank Credit Agreement or the Indenture;

                        (x) To the knowledge of such counsel, there are no persons with registration rights or similar rights to have any securities registered by the Company under the Act and there are no persons who have rights to the registration of such securities under the Registration Statement or to include any such securities in the offering made by the Prospectus; and

                        (xi) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, including without limitation, to issue and sell the Company Securities as contemplated by this Agreement.

                In rendering such opinion, such counsel shall state that such opinion covers matters involving the application of the laws of the State of Washington, the General Corporation Law of the State of Delaware and the federal laws of the United States (except that such counsel may state that the opinions set forth in subparagraphs (viii) and

        (ix) above exclude matters related to federal communications laws or FCC matters), and such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Washington, the General Corporation Law of the State of Delaware or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters (provided that (x) counsel to the Company shall state that they believe that they and the Representatives and Underwriters are justified in relying upon each such opinion of local counsel and (y) the opinion of each such local counsel shall be dated the same date as such opinion of counsel to the Company, shall expressly state that counsel to the Company may rely on such opinion in rendering their opinion pursuant to this Agreement, that the Representatives and the Underwriters may rely on such opinion as if such opinion were addressed to them and that such opinion is being rendered to the Underwriters at the request of the Company, and shall be delivered to the Representatives on the Closing Date) and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall state that, to the extent that such opinion relates to this Agreement, such counsel has assumed that the laws of the State of New York are identical to the laws of the State of Washington and that, to the extent that such opinion otherwise relates to the laws of any jurisdiction (other than the State of Washington, the General Corporation Law of the State of Delaware and the federal laws of the United States), such counsel has assumed that such laws are in all relevant respects identical to the laws of the State of Washington. References to the Prospectus in this paragraph (b) include any supplements thereto at the date of such opinion. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                (c) The Company shall have furnished to the Representatives the opinion of Eric M. Rubin, General Counsel of the Company, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                        (ii) the information in the Prospectus under the captions "Risk Factors - Restrictions on Ownership and Transfer of Our Common Stock" (other than matters relating to federal communications laws), "Risk Factors--Outdoor Media," "Risk Factors--Sports & Entertainment," "Risk Factors - Legal Proceedings," "Business - Regulation - Outdoor Media," and "Business - Legal Proceedings" and in the 1998 Form 10-K under the captions "Business - Out-of-Home Media - Outdoor Advertising
                - Regulation" and "Legal Proceedings" fairly summarizes the matters therein described in all material respects, except, in the case of any such information set forth in the 1998 Form 10-K, to the extent that such information has been superseded by information in the Prospectus (excluding the documents incorporated by reference therein);

                        (iii) other than (x) the NBA Approval which has been obtained by the Company and delivered to the Representatives and is in full force and effect and (y) the Indemnity Agreement, no consent, approval, resolution, authorization or order of, or filing or registration with, the NBA or any other NBA Person is required in connection with the transactions contemplated by this Agreement, and all conditions in the NBA Approval have been satisfied; and the only instrument, agreement or other document that the Company or the Selling Stockholders or any of their respective subsidiaries or affiliates is required to execute or deliver to any NBA Person in connection with the transactions contemplated by this Agreement is the Indemnity Agreement; the Indemnity Agreement has been duly authorized, executed and delivered by the Company, SSI, Inc., the Selling Stockholders and such counsel has been advised by the NBA that the Indemnity Agreement is satisfactory to the Commissioner of the NBA, the appropriate officers of the NBA Entities and counsel to each of the NBA Entities; and there are no conditions to the NBA Approval other than the execution and delivery of the Indemnity Agreement, which condition has been satisfied.

                        (iv) (A) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Securities by the Company pursuant to this Agreement and the sale of the Securities by the Selling Stockholders pursuant to this Agreement), (B) compliance by the Company with the terms hereof and (C) the purchase, public offering and sale of the Securities by the Underwriters pursuant to this Agreement, do not and will not conflict with, or result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to any provision of, the constitution or by-laws of the NBA or any rule or regulation of the NBA or any other NBA Person or the Company's NBA franchise for the Seattle SuperSonics, except (solely in the case of clauses (A) and (B) of this paragraph) for such conflicts, breaches, violations or liens which would not, either individually or in the aggregate, with all other such conflicts, breaches, violations and liens, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and

                        (v) the Company and its subsidiaries possess all licenses, franchises, certificates, permits and other authorizations issued or granted by the NBA or any other NBA Person necessary to conduct the business of owning and operating the Seattle SuperSonics in the manner described in the Prospectus, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, franchise, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                In addition, such counsel shall state that such counsel has participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and representatives of the independent certified accountants of the Company, at which conferences the contents of the Prospectus and the Registration Statement (including the documents incorporated or deemed to be incorporated by reference therein) and the business and affairs of the Company and its subsidiaries were discussed, and although such counsel has not independently verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and the Registration Statement (except to set forth in subparagraphs (i) and (ii) above), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement, on the Effective Date or at the Execution Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date or on the date of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any comment with respect to the financial statements, including the notes thereto and supporting schedules, or any other financial data included in the Prospectus and the Registration Statement).

                In rendering such opinion, such counsel may state that he expresses no opinion as to matters governed by laws of any other jurisdictions other than the District of Columbia, the General Corporation Law of the State of Delaware and the federal laws of the United States, and such counsel shall state that, to the extent that such opinion relates to laws of other jurisdictions, such counsel has assumed that such laws are in all relevant respects identical to the laws of the District of Columbia. In rendering such opinion, such counsel may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the date of such opinion. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                (d) The Company shall have furnished to the Representatives the opinion of Rubin, Winston, Diercks, Harris & Cooke, L.L.P., counsel for the Company, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) the information in the Prospectus under the captions "Risk Factors - Restrictions on Ownership and Transfer of our Common Stock (solely insofar as relates to the Federal Communications Law (as defined below) and the Company's charter and by-laws), "Risk Factors--Television and Radio Broadcasting," "Business - Regulation - Television and Radio Broadcasting,"

                "Description of Capital Stock - Common Stock and Class B Common Stock - Restrictions on Ownership and Transfer of Common Stock and Class B Common Stock" and in the 1998 Form 10-K under the captions "Business--Television and Radio--Broadcasting Regulation," "Business--Television Broadcasting--Programming," and "Business--Television Broadcasting--Acquisitions and Time Brokerage Agreements" fairly summarizes the matters described therein in all material respects, except, in the case of any such information set forth in the 1998 Form 10-K, to the extent that such information has been superseded by information in the Prospectus (excluding the documents incorporated by reference therein);

                        (ii) to the knowledge of such counsel, each of the Company and its subsidiaries is in compliance with all Federal Communications Law (as defined below) and the FCC Licenses (as defined below) granted to or held by the Company or any of its subsidiaries, except where such noncompliance would not, either individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole. As used herein, the term "FCC Licenses" means any licenses, permits and other authorizations issued by the FCC. As used herein, the term "Federal Communications Law" means the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission. The Federal Communications Laws are the only federal laws, rules or regulations relating to radio broadcasting or television broadcasting which are applicable to the Company's radio and television broadcasting operations;

                        (iii) the issuance and sale of the Company Securities and the sale of the Stockholders Securities pursuant to this Agreement, do not constitute (i) the transfer, assignment or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any FCC License granted to or held by the Company or any of its subsidiaries or of any FCC License granted to or held by a third party with respect to a television or radio station operated but not owned by the Company or any of its subsidiaries or (ii) the transfer of control of the Company or any of its subsidiaries within the meaning of Section 310(d) of the Communications Act of 1934, as amended;

                        (iv) no consent, approval, authorization or order of, or registration or filing with, the FCC or under Federal Communications Law is required for the execution, delivery or performance by the Company and the Selling Stockholders of this Agreement or for the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Company Securities and the sale of the Stockholders Securities pursuant to this Agreement);

                        (v) the execution, delivery and performance by the Company and the Selling Stockholders of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance and sale of the

                Company Securities and the sale of the Stockholders Securities pursuant to this Agreement) and compliance by the Company and the Selling Stockholders with the terms hereof, do not and will not conflict with, or result in a breach or violation of, (i) any FCC License granted to or held by the Company or any of its subsidiaries or any FCC License granted to or held by a third party with respect to a television or radio station operated but not owned by the Company or any of its subsidiaries, or (ii) any Federal Communications Law or (iii) any order or ruling of the FCC to which the Company or any of its subsidiaries is subject or any order, judgment or decree of any court with respect to any Federal Communications Law, except for such conflicts, breaches or violations which would not, either individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and

                        (vi) the Company and its subsidiaries possess all FCC Licenses necessary to conduct their respective radio and television broadcasting businesses in the manner described in the Prospectus and, in the case of television or radio stations operated but not owned by the Company and its subsidiaries, the owners of such stations possess all necessary FCC Licenses with respect to such stations, and, to the knowledge of such counsel, neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such FCC License, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                In rendering such opinion, such counsel may state that such counsel expresses no opinion as to matters governed by laws of any other jurisdiction other than the laws of the District of Columbia and the Federal Communications Laws, and such counsel shall state that, to the extent that such opinion relates to laws of other jurisdictions, such counsel has assumed that such laws are in all relevant respects identical to the laws of the District of Columbia. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto at the date of such opinion. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                (e) The Selling Stockholders shall have furnished to the Representatives the opinion of Graham & Dunn PC, counsel for the Selling Stockholders, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) The Ginger and Barry Ackerley Foundation (the "Foundation") has been duly organized and is validly existing and in good standing under the laws of the State of Washington; each of the Selling Stockholders has full right, power and authority to execute, deliver and perform its obligations under this Agreement and its Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder under this Agreement.

                        (ii) this Agreement and a Custody Agreement have been duly authorized by the Foundation; this Agreement and a Custody Agreement have been duly executed and delivered by each of the Selling Stockholders; each Custody Agreement is valid and binding on the Selling Stockholder party thereto; and each Selling Stockholder has full legal right and authority to sell, transfer and deliver, in the manner provided in this Agreement and the Custody Agreement to which it is a party, the Securities being sold by such Selling Stockholder hereunder;

                        (iii) assuming that each Underwriter acquires its interest in the Securities it has purchased from the Selling Stockholders without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or such securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) may be asserted against such Underwriter with respect to such Securities.

                        (iv) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters;

                        (v) neither the sale of the Securities being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws, partnership agreements, trust agreement or other organizational documents (if applicable) of any Selling Stockholder or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Stockholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder; and

                        (vi) the Indemnity Agreement has been duly authorized by the Foundation and has been duly executed and delivered by the Selling Stockholders.

                In rendering such opinion, such counsel shall state that such opinion covers matters involving the application of the laws of the State of Washington, the State of New

        York, and the federal laws of the United States, that such counsel has relied, as to matters involving the application of the laws of the State of New York, on the opinion of Jonathan Lapin, Esq. delivered pursuant to subsection (f) below, and that such counsel believes that they and the Representatives and the Underwriters are justified in relying on such New York counsel. Such counsel may also rely, as to matters involving the application of laws of any jurisdiction other than the State of Washington, the State of New York or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters (provided that (x) counsel to the Selling Stockholders shall state that they believe that they and the Representatives and the Underwriters are justified in relying upon such opinion of local counsel and (y) the opinion of each such local counsel shall be dated the same date as such opinion of counsel to the Selling Stockholders, shall expressly state that counsel to the Company may rely on such opinion in rendering their opinion pursuant to this Agreement, that the Representatives and the Underwriters may rely on such opinion as if such opinion were addressed to them and that such opinion is being rendered to the Underwriters at the request of the Company, and shall be delivered to the Representatives on the Closing Date); and such counsel also may rely as to matters of fact, to the extent they deem proper, on certificates signed by any of the Selling Stockholders who are natural persons or by responsible officers of Selling Stockholders which are not natural persons and on certificates of public officials. Such opinion of counsel to the Selling Stockholders shall also state that, to the extent that such opinion relates to the laws of any jurisdiction (other than the State of Washington, the State of New York or the federal laws of the United States), such counsel has assumed that such laws are in all relevant respects identical to the laws of the State of Washington. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and the Selling Stockholders and shall so state therein.

                (f) The Company shall have furnished to the Representatives the opinion of Jonathan Lapin, Esq., special New York counsel to the Selling Stockholders, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) assuming that this Agreement and a Custody Agreement have been duly authorized by the Foundation under the laws of the State of Washington, this Agreement and a Custody Agreement have been duly executed and delivered by each of the Selling Stockholders; each Custody Agreement is a valid and binding obligation of the Selling Stockholder party thereto and each Selling Stockholder has full legal right and authority under the laws of the State of New York to sell, transfer and deliver, in the manner provided in this Agreement and the Custody Agreement to which it is a party, the Securities being sold by such Selling Stockholder hereunder;

                        (ii) assuming that each Underwriter acquires its interest in the Securities it has purchased from the Selling Stockholders without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or such securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) may be asserted against such Underwriter with respect to such Securities;

                        (iii) no consent, approval, authorization or order of any court or governmental agency or body of the State of New York is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may be required under the blue sky laws of the State of New York in connection with the purchase and distribution of the Securities by the Underwriters; and

                        (iv) neither the sale of the Securities being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under, any law of the State of New York.

                In rendering such opinion, such counsel shall state that such opinion covers matters involving the application of the laws of the State of New York. Such counsel may rely as to matters of fact, to the extent he deems proper, on certificates signed by any of the Selling Stockholders who are natural persons or by responsible officers of Selling Stockholders which are not natural persons and on certificates of public officials. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and the Selling Stockholders and shall so state therein.

                (g) The Representatives shall have received from Brown & Wood LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplements thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. The opinion or opinions of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                (h) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or a Co-President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                        (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                        (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                (i) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed on behalf of such Selling Stockholder by an Attorney-in-Fact, dated the Closing Date, to the effect that such Selling Stockholder has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct on and as of the Closing Date to the same effect as if made on the Closing Date.

                (j) Prior to the Execution Time, the Company shall have furnished to the Representatives a waiver and amendment of certain provisions of the Bank Credit Agreement, executed by the requisite percentage or proportion of the bank lenders thereunder and in form and substance satisfactory to the Representatives, and such waiver and amendment shall be in full force and effect.

                (k) At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent auditors within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 1999, and as at March 31, 1999 in accordance with Statement on Accounting Standards No. 71, and stating in effect that:

                        (i) in their opinion, the audited financial statements of the Company and of WOKR (TV) included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations adopted by the Commission;

                        (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 1999 and 1998, and as at March 31, 1999 and 1998 included or incorporated in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit committee and any other committee, if any, of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to March 31, 1999, nothing came to their attention which caused them to believe that:

                                (1)     any unaudited financial statements
                        included or incorporated in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the respective published rules and regulations of the Commission with respect to financial statements included or incorporated in Quarterly Reports on Form 10-Q under the Exchange Act; and any material modifications should be made to the unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                (2) with respect to the period subsequent to March 31, 1999, there were, at a specified date not more than five days prior to the date of the letter, any changes in the consolidated capital stock of the Company and its subsidiaries or any increases in the consolidated long-term debt or consolidated stockholders' deficiency of the Company and its subsidiaries or any increases in the deficiency in net current assets of the Company and its subsidiaries as compared with the amounts shown on the March 31, 1999 unaudited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from April 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenue, consolidated net revenue, consolidated operating cash flow, consolidated income before income taxes and extraordinary items or in total or per share amounts (actual and assuming dilution) of consolidated net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                                (3) the information included or incorporated by reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K; or

                                (4)     If the interim financial statements
                        included in the Registration Statement and Prospectus are supplemented by later income statement information (so called "capsule" information), such capsule information (which capsule information and its location in the Prospectus shall be described in such letter) do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Registration Statement and the Prospectus; and, if the capsule information meets the minimum disclosure requirements of APB Opinion No. 28, paragraph 30, the foregoing will be expanded also to cover "conformity with generally accepted accounting principles"; and

                        (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the headings "Prospectus Summary-Summary Financial Data," "Selected Consolidated Financial Data," "Unaudited Pro Forma Condensed Consolidated Financial Information," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus, the information set forth in Items 1, 2, 6, 7 and 11 of the Company's 1998 Form 10-K, the information included in the Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Prospectus and the information set forth in Item 7 in the Company's Current Reports on Form 8-K dated April 27, 1999 and June 17, 1999, incorporated by reference in the Prospectus, agrees with the accounting records of the Company and its subsidiaries or with the accounting records of WOKR (TV), excluding any questions of legal interpretation; and

                        (iv) on the basis of a reading of the unaudited condensed consolidated pro forma financial statements included and incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                References to the Prospectus in this paragraph (k) include any supplement thereto at the date of the letter.

                (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change, increase or decrease specified in the letter or letters referred to in paragraph (k) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any amendments or supplements thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                (m) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                (n) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                (o) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each person listed on Exhibit B hereto.

                (p) Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                (q) Prior to the Execution Time, the Company shall have furnished to the Representatives a true, complete and correct copy of the NBA Approval and the Indemnity Agreement; on the Closing Date, the NBA Approval shall be in full force and effect and all conditions set forth in the NBA Approval shall have been satisfied.

        If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholders in writing or by telephone or facsimile confirmed in writing.

        The documents required to be delivered by this Section 6 shall be delivered at the office of Brown & Wood LLP, counsel for the Underwriters, at 555 California Street, San Francisco, California 94104, on the Closing Date.

        7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

        8.      Indemnification and Contribution.

        (a) The Company and the Selling Stockholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the

Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have.

        (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, and, under the heading "Underwriting", (i) the sentences related to concessions and reallowances and
(ii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

        (c)     Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder

(whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Stockholders, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Stockholders, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Stockholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

        (e) The liability of each Selling Stockholder under such Selling Stockholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the Securities sold by such Selling Stockholder to the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

        9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

        10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

        11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder, or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

        12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc., Attention: General Counsel (fax no.: (212) 816-7912) and confirmed to Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the Chief Financial Officer (fax no.: (206) 623-7853) and confirmed to Denis M. Curley, Co-President and Chief Financial Officer at The Ackerley Group, Inc., 1301 Fifth Avenue, Suite 4000, Seattle, WA 98101; or if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to such Selling Stockholder in care of Denis M. Curley, Attorney-in-Fact (fax no.: (206) 623-7853) and confirmed to such Selling Stockholder in care of Denis M. Curley, Attorney-in-Fact, at The Ackerley Group, Inc., 1301 Fifth Avenue, Suite 4000, Seattle, WA 98101.

        13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees and agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

        14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

        16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

        17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                "Acquisition Agreement" shall mean the Purchase Agreement dated as of September 25, 1998 with Sinclair Communications, Inc. ("Sinclair") pursuant to which the Company acquired (the "Asset Acquisition") substantially all of the assets of the television station known as WOKR
        (TV) and assumed certain related liabilities.

                "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                "Commission" shall mean the Securities and Exchange Commission.

                "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                "NBA" means The National Basketball Association.

                "NBA Entities" means, collectively, the NBA, NBA Properties, Inc., NBA Media Ventures, LLC and NBA Development, LLC.

                "NBA Persons" means the NBA, the NBA Entities, Planet Insurance, Ltd., WNBA, LLC, WNBA Enterprises, LLC, any subsidiary of any of the foregoing, the Commissioner of the NBA, the Board of Governors of the NBA, and any and all members, owners, governing bodies and committees of the NBA, its Board of Governors or any of the other NBA Entities; and "NBA Person" means any of the NBA Persons.

                "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(i)(a) hereof.

                "WOKR (TV)" shall mean the assets (including licenses and other intangibles) acquired and the liabilities assumed by the Company pursuant to the Acquisition Agreement.

                "Salomon Smith Barney" shall mean Salomon Smith Barney Inc.

        18. NBA Matters. (a) In the event that any consent, approval, resolution, authorization or order of, or registration or filing with, the NBA or any other NBA Person shall be required in connection with, or in the event that any instrument, agreement or other document is required to be executed or delivered to the NBA or any other NBA Person by the Company, any of the Selling Stockholders or any of their respective subsidiaries or affiliates or any other person in connection with, (i) the purchase, public offering or sale of Securities by any of the Underwriters or any of the other transactions contemplated by this Agreement or (ii) the ownership, sale or other disposition by any of the Underwriters or any of their subsidiaries or affiliates of any of the Securities purchased pursuant to this Agreement or any other shares of Common Stock acquired in connection with stabilization or other transactions relating to the offering of the Securities, in market-making transactions, or otherwise in the ordinary course of business, the Company and the Selling Stockholders, jointly and severally, agree that they will use their best efforts to obtain such consent, approval, resolution, authorization or order, or make such registration or filing, as the case may be, and to execute and deliver or obtain, as the case may be, such instrument, agreement or other document, as soon as possible and otherwise to take any and all action as may be requested at any time by the Representatives in connection with the purchase, ownership, sale or other disposition of any such Securities or shares of Common Stock.

        (b) Without limitation to any other provision of this Agreement, the Company and the Selling Stockholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under federal or state statutory law or regulation, at common law, under the constitution or by-laws of the NBA or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of any failure to obtain any consent, approval, resolution, authorization or order of, or any failure to make any registration or filing with, or to deliver any instrument, agreement or other document to, the NBA or any other NBA Person or any breach or violation of, or default under, or failure to comply with, or otherwise relating to, any of the terms or provisions of the constitution, by-laws or other governing documents or any rule or regulation of the NBA or any other NBA Person, including reasonable fees, costs and expenses of counsel appointed by the Representatives.

        (c) The Company and the Selling Stockholders, for themselves, their respective predecessors and successors in interest, attorneys, subsidiaries, affiliates, assigns, directors, officers, stockholders, heirs, executors, legal representatives, agents, servants, associates, principals, employees and representatives (collectively, including the Company and the Selling Stockholders, the "Subject Parties") hereby absolutely and unconditionally, jointly and severally, release and forever discharge the Representatives and the Underwriters and their respective predecessors and successors in interest, attorneys, parent corporations, subsidiaries, affiliates, assigns, directors, officers, general partners, limited partners, stockholders, heirs, executors, legal representatives, agents, servants, associates, principals, employees and representatives from any and all Released Claims that any of the Subject Parties, directly, indirectly, derivatively or in any other capacity now or hereafter has or shall or may have. As used herein, "Released Claims" means Claims directly or indirectly based upon, arising out of, or in any manner related to, in whole or in part, (i) any failure to obtain any consent, approval, resolution, authorization or order of, or any failure to make any filing or registration with, or to deliver any instrument, agreement or other document to, the NBA or any other NBA Person or (ii) any breach or violation of, or default under, or failure to comply with, or otherwise relating to, any of the terms or provisions of the constitution, by-laws or other governing documents or any rule or regulation of the NBA or any other NBA Person or (c) otherwise relating to the constitution, by-laws or other governing documents or any rule or regulation of the NBA or any other NBA Person. "Claims" means any and all civil (i.e. non-criminal) claims, demands, actions, suits, causes of action, damages, rights or liabilities of any nature, including, without limitation, civil and administrative penalties and punitive damages as well as costs, expenses and attorneys' fees, whether known or unknown, suspected or unsuspected, accrued or unaccrued, or legal, equitable, or statutory based upon, arising out of, or in any manner related to past, present or future conduct, acts or omissions.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

                                       Very truly yours,

                                       The Ackerley Group, Inc.



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       Barry A. Ackerley

                                       The Ginger and Barry Ackerley Foundation



                                       By: _____________________________________
                                                     Attorney-in-Fact



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Smith Barney Inc.
First Union Capital Markets Corp.
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

By: Salomon Smith Barney Inc.



By: _________________________________
    Name:
    Title:

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                                                       EXHIBIT A


                            The Ackerley Group, Inc.
                         Public Offering of Common Stock


                                                                __________, 1999

Salomon Smith Barney Inc.
As a Representative of the several Underwriters,
c/o   Salomon Smith Barney Inc.
      388 Greenwich Street
      New York, New York  10013

Ladies and Gentlemen:

        This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between The Ackerley Group, Inc., a Delaware corporation (the "Company"), the selling stockholders to be named in the Underwriting Agreement, and the representative or representatives, as the case may be (including Salomon Smith Barney Inc.), of a group of underwriters (the "Underwriters") to be named in the Underwriting Agreement, relating to an underwritten public offering of Common Stock, $.01 par value (the "Common Stock"), of the Company.

        In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or an affiliate of the undersigned or any person in privity with the undersigned or an affiliate of the undersigned) directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than shares of Common Stock disposed of as bona fide gifts approved in writing by Salomon Smith Barney Inc.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                       Yours very truly,



                                       -----------------------------------------
                                       Name:
                                       Telephone No.:
                                       Fax No.:
                                       Address:

                                                                       EXHIBIT B


                  List of Persons Delivering Lock-Up Agreements


Gail A. Ackerley
William Ackerley
Christopher H. Ackerley
Deborah L. Bevier
Denis M. Curley
M. Ian C. Gilchrist
Keith W. Ritzmann
Michel C. Thielen
Eric M. Rubin
Randal G. Swain
Walter F. ("Wally") Walker
John Dresel
Michele Grosenick
Steve Kimatian

                                                                       EXHIBIT C


                                  Subsidiaries

          Name of Subsidiary                Jurisdiction of Organization
          ------------------                ----------------------------
Ackerley Airport Advertising, Inc.                    Washington

*AK Media Group, Inc.                                 Washington

*Central NY News, Inc.                                Washington

*KJR Radio, Inc.                                      Washington

*SSI, Inc.                                            Washington

TC Aviation, Inc.                                     Oregon

KVOS TV Ltd.(1)                                       British Columbia



----------

* Subsidiaries marked with an asterisk are Material Subsidiaries.
(1) Direct subsidiary of AK Media Group, Inc.

                                                                      SCHEDULE I


                                                                            Number of Underwritten
                           Underwriters                                   Securities to be Purchased
                           ------------                                   --------------------------

Salomon Smith Barney Inc..........................................
First Union Capital Markets Corp..................................
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated....................................




                                                                               -----------------
           Total..................................................                           [ ]
                                                                               =================


                                  Schedule I-1

                                                                     SCHEDULE II


                                                                                  Number of Underwritten
                  Selling Stockholders                                             Securities to be Sold
                  --------------------                                            ----------------------

Barry A. Ackerley

The Ginger and Barry Ackerley Foundation

                                                                                    -----------------
           Total.......................................................                           [ ]
                                                                                    =================


                                  Schedule II-1